SELECTED STATEMENTS OF OPERATIONS DATA (Financial Expenses, Net) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Financial Income:
Interest income	$ 489	$ 229	$ 170
Foreign currency exchange gain	424	36	193
Financial Income	913	265	363
Financial expenses:
Interest and bank charges	(23)	(23)	(40)
Foreign currency exchange loss	(74)	(675)	(655)
Other expense	(97)	(698)	(695)
Financial expenses, net	$ 816	$ (433)	$ (332)